Exhibit 33.1
                                                                    ------------


      CERTIFICATION REGARDING COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

1. BMW Financial Services NA, LLC ("BMW FS") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph
      (d) of Item 1122 of Regulation AB, as of and for the 4-month period ending December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which BMW FS acted as servicer involving retail installment sales contracts for automobiles (the "Platform");

2. BMW FS has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and BMW FS elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;

3. Except as set forth in paragraph 4 below, BMW FS used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to BMW FS based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. BMW FS has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;

6. BMW FS has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;

7. BMW FS has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole; and

8. JH Cohn, a registered public accounting firm, has issued an attestation report on BMW FS's assessment of compliance with the applicable servicing criteria for the Reporting Period.

April 2, 2007


                                    BMW Financial Services NA, LLC

                                    By: /s/ Kerstin Zerbst
                                        -------------------------------
                                        Name:  Kerstin Zerbst
                                        Title:




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
                                                     APPENDIX A

--------------------------------------------------------------------------------------------------------------------
                                                              APPLICABLE                     INAPPLICABLE
                         SERVICING CRITERIA               SERVICING CRITERIA              SERVICING CRITERIA
--------------------------------------------------------------------------------------------------------------------
                                                                                       PERFORMED
                                                                                          BY             NOT
                                                                        PERFORMED     SUBSERVICER     PERFORMED
                                                                           BY             OR          BY BMW FS
                                                                        VENDOR(S)      VENDOR(S)        OR BY
                                                                        FOR WHICH      FOR WHICH     SUBSERVICER(S)
                                                                        BMW FS IS      BMW FS IS         OR
                                                         PERFORMED         THE          NOT THE       VENDOR(S)
                                                         DIRECTLY      RESPONSIBLE    RESPONSIBLE     RETAINED
    REFERENCE                CRITERIA                    BY BMW FS        PARTY          PARTY        BY BMW FS
--------------------------------------------------------------------------------------------------------------------

                  GENERAL SERVICING CONSIDERATIONS
--------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)     Policies and procedures are               X
                  instituted to monitor any
                  performance or other triggers
                  and events of default in
                  accordance with the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)    If any material servicing
                  activities are outsourced to
                  third parties, policies and
                  procedures are instituted to                                                             X
                  monitor the third party's
                  performance and compliance with
                  such servicing activities.
--------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)   Any requirements in the
                  transaction agreements to                                                                X
                  maintain a back-up servicer for
                  the pool assets are maintained.
--------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)    A)fidelity bond and errors and
                  omissions policy is in effect on
                  the party participating in the
                  servicing function throughout
                  the reporting period in the                                                              X
                  amount of coverage required by
                  and otherwise in accordance with
                  the terms of the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------

                       CASH COLLECTION AND
                         ADMINISTRATION
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)     Payments on pool assets are
                  deposited into the appropriate
                  custodial bank accounts and
                  related bank clearing accounts            X
                  no more than two business days
                  following receipt, or such other
                  number of days specified in the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)    Disbursements made via wire
                  transfer on behalf of an obligor                          X
                  or to an investor are made only
                  by authorized personnel.
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)   Advances of funds or guarantees
                  regarding collections, cash
                  flows or distributions, and any
                  interest or other fees charged            X
                  for such advances, are made,
                  reviewed and approved as
                  specified in the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)    The related accounts for the
                  transaction, such as cash
                  reserve accounts or accounts
                  established as a form of
                  overcollateralization, are                X
                  separately maintained (e.g.,
                  with respect to commingling of
                  cash) as set forth in the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)     Each custodial account is
                  maintained at a federally
                  insured depository institution
                  as set forth in the transaction
                  agreements. For purposes of this
                  criterion, "federally insured
                  depository institution" with              X
                  respect to a foreign financial
                  institution means a foreign
                  financial institution that meets
                  the requirements of Rule
                  13k-1(b)(1) of the Securities
                  Exchange Act.
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)    Unissued checks are safeguarded
                  so as to prevent unauthorized                                                            X
                  access.
--------------------------------------------------------------------------------------------------------------------


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
--------------------------------------------------------------------------------------------------------------------
                                                              APPLICABLE                     INAPPLICABLE
                         SERVICING CRITERIA               SERVICING CRITERIA              SERVICING CRITERIA
--------------------------------------------------------------------------------------------------------------------
                                                                                       PERFORMED
                                                                                          BY              NOT
                                                                        PERFORMED     SUBSERVICER     PERFORMED
                                                                           BY             OR          BY BMW FS
                                                                        VENDOR(S)      VENDOR(S)        OR BY
                                                                        FOR WHICH      FOR WHICH     SUBSERVICER(S)
                                                                        BMW FS IS      BMW FS IS         OR
                                                         PERFORMED         THE          NOT THE       VENDOR(S)
                                                         DIRECTLY      RESPONSIBLE    RESPONSIBLE     RETAINED
    REFERENCE                CRITERIA                    BY BMW FS        PARTY          PARTY        BY BMW FS
--------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)   Reconciliations are prepared on
                  a monthly basis for all
                  asset-backed securities related
                  bank accounts, including
                  custodial accounts and related
                  bank clearing accounts. These
                  reconciliations are (A)
                  mathematically accurate; (B)
                  prepared within 30 calendar days
                  after the bank statement cutoff
                  date, or such other number of             X
                  days specified in the
                  transaction agreements; (C)
                  reviewed and approved by someone
                  other than the person who
                  prepared the reconciliation; and
                  (D) contain explanations for
                  reconciling items. These
                  reconciling items are resolved
                  within 90 calendar days of their
                  original identification, or such
                  other number of days specified
                  in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------

                     INVESTOR REMITTANCES AND
                            REPORTING
--------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)     Reports to investors, including
                  those to be filed with the
                  Commission, are maintained in
                  accordance with the transaction
                  agreements and applicable
                  Commission requirements.
                  Specifically, such reports (A)
                  are prepared in accordance with
                  time frames and other terms set
                  forth in the transaction
                  agreements; (B) provide                   X
                  information calculated in
                  accordance with the terms
                  specified in the transaction
                  agreements; (C) are filed with
                  the Commission as required by
                  its rules and regulations; and
                  (D) agree with investors' or the
                  trustee's records as to the
                  total unpaid principal balance
                  and number of pool assets
                  serviced by the Servicer.
--------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)    Amounts due to investors are
                  allocated and remitted in
                  accordance with time frames,              X
                  distribution priority and other
                  terms set forth in the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)   Disbursements made to an
                  investor are posted within two
                  business days to the Servicer's           X
                  investor records, or such other
                  number of days specified in the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)    Amounts remitted to investors
                  per the investor reports agree
                  with cancelled checks, or other           X
                  form of payment, or custodial
                  bank statements.
--------------------------------------------------------------------------------------------------------------------

                POOL ASSET ADMINISTRATION
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)     Collateral or security on pool
                  assets is maintained as required          X
                  by the transaction agreements or
                  related mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)    pool asset and related documents
                  are safeguarded as required by
                  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)   Any additions, removals or
                  substitutions to the asset pool
                  are made, reviewed and approved           X
                  in accordance with any
                  conditions or requirements in
                  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)    Payments on pool assets,
                  including any payoffs, made in
                  accordance with the related pool
                  asset documents are posted to
                  the Servicer's obligor records
                  maintained no more than two
                  business days after receipt, or           X
                  such other number of days
                  specified in the transaction
                  agreements, and allocated to
                  principal, interest or other
                  items (e.g., escrow) in
                  accordance with the related pool
                  asset documents.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)     The Servicer's records regarding
                  the pool assets agree with the
                  Servicer's records with respect            X
                  XX to an obligor's unpaid
                  principal balance.
--------------------------------------------------------------------------------------------------------------------


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--------------------------------------------------------------------------------------------------------------------
                                                              APPLICABLE                     INAPPLICABLE
                         SERVICING CRITERIA               SERVICING CRITERIA              SERVICING CRITERIA
--------------------------------------------------------------------------------------------------------------------
                                                                                       PERFORMED
                                                                                          BY             NOT
                                                                        PERFORMED     SUBSERVICER     PERFORMED
                                                                           BY             OR          BY BMW FS
                                                                        VENDOR(S)      VENDOR(S)        OR BY
                                                                        FOR WHICH      FOR WHICH     SUBSERVICER(S)
                                                                        BMW FS IS      BMW FS IS         OR
                                                         PERFORMED         THE          NOT THE       VENDOR(S)
                                                         DIRECTLY      RESPONSIBLE    RESPONSIBLE     RETAINED
    REFERENCE                CRITERIA                    BY BMW FS        PARTY          PARTY        BY BMW FS
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)    Changes with respect to the
                  terms or status of an obligor's
                  pool assets (e.g., loan
                  modifications or re-agings) are           X
                  made, reviewed and approved by
                  authorized personnel in
                  accordance with the transaction
                  agreements and related pool
                  asset documents.
--------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(vii)  Loss mitigation or recovery
                  actions (e.g., forbearance
                  plans, modifications and deeds
                  in lieu of foreclosure,
                  foreclosures and repossessions,           X
                  as applicable) are initiated,
                  conducted and concluded in
                  accordance with the timeframes
                  or other requirements
                  established by the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)  Records documenting collection
                  efforts are maintained during
                  the period a pool asset is
                  delinquent in accordance with
                  the transaction agreements. Such
                  records are maintained on at
                  least a monthly basis, or such
                  other period specified in the             X
                  transaction agreements, and
                  describe the entity's activities
                  in monitoring delinquent pool
                  assets including, for example,
                  phone calls, letters and payment
                  rescheduling plans in cases
                  where delinquency is deemed
                  temporary (e.g., illness or
                  unemployment).
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)    Adjustments to interest rates or
                  rates of return for pool assets
                  with variable rates are computed                                                         X
                  based on the related pool asset
                  documents.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)     Regarding any funds held in
                  trust for an obligor (such as
                  escrow accounts): (A) such funds
                  are analyzed, in accordance with
                  the obligor's pool asset
                  documents, on at least an annual
                  basis, or such other period
                  specified in the transaction
                  agreements; (B) interest on such                                                         X
                  funds is paid, or credited, to
                  obligors in accordance with
                  applicable pool asset documents
                  and state laws; and (C) such
                  funds are returned to the
                  obligor within 30 calendar days
                  of full repayment of the related
                  pool assets, or such other
                  number of days specified in the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)    Payments made on behalf of an
                  obligor (such as tax or
                  insurance payments) are made on
                  or before the related penalty or
                  expiration dates, as indicated
                  on the appropriate bills or                                                              X
                  notices for such payments,
                  provided that such support has
                  been received by the Servicer at
                  least 30 calendar days prior to
                  these dates, or such other
                  number of days specified in the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)   Any late payment penalties in
                  connection with any payment to
                  be made on behalf of an obligor
                  are paid from the Servicer's                                                             X
                  funds and not charged to the
                  obligor, unless the late payment
                  was due to the obligor's error
                  or omission.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)  Disbursements made on behalf of
                  an obligor are posted within two
                  business days to the obligor's
                  records maintained by the                                                                X
                  Servicer, or such other number
                  of days specified in the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and
                  uncollectible accounts are
                  recognized and recorded in                X
                  accordance with the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)    Any external enhancement or
                  other support, identified in
                  Item 1114(a)(1) through (3) or                                                           X
                  Item 1115 of Regulation AB, is
                  maintained as set forth in the
                  transaction agreements.
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